UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2026

ATAIBECKLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43037	41-3357923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o atai Life Sciences US, Inc.
c/o Industrious NYC
250 West 34th Street
New York, NY 10119
(Address of principal executive offices) (Zip Code)

(332) 282-0507
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, AtaiBeckley (the “Company”) will participate in multiple upcoming investor conferences in June 2026, as set forth below.  Management will discuss program updates, including the initiation of the BPL-003 Phase 3 pivotal ReConnection program, and other matters.

 Jefferies Global Healthcare Conference
•	Dates: June 2 – 4, 2026
•	Location: New York, NY
•	Participation: Fireside chat and one-on-one meetings
•	Presentation date and time: Wednesday, June 3, 12:15 PM ET
•	Live Webcast link: https://event.summitcast.com/view/NgCqua4VVQjq9ibVWHVWca/guest_book?session_id=fpBDEvLFcurTNSUMHyQshL

Oppenheimer CNS and Neuro-Muscular Summit
•	Date: June 10, 2026
•	Location: Miami, FL
•	Participation: Fireside chat and one-on-one meetings
•	Presentation date and time: Wednesday, June 10, 1:35 PM ET

7th Annual HCW Neuro Perspectives Hybrid Conference
•	Dates: June 15 – 16, 2026
•	Location: Virtual
•	Participation: Virtual company presentation and one-on-one meetings
•	Presentation date and time: Monday, June 15, 7:00 AM ET
•	Webcast link: https://journey.ct.events/view/317a324f-bca6-4042-87a0-6c554abf6686

UBS Virtual CNS Day
•	Date: June 15, 2026
•	Location: Virtual
•	Participation: Fireside chat and one-to-one meetings
•	Presentation date and time: Monday, June 15, 4:30 PM ET

The webcasts, where applicable, can be accessed on the Investors section of the Company’s website at https://ir.ataibeckley.com/investor-relations under Events.  The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “initiate,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to our planned presentations at investor conferences, including updates related to the timing of development of our product candidates, including the progress of preclinical and clinical trials and related milestones.

Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, the important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) or Quarterly Reports on Form 10-Q filed with the SEC, as such factors may be updated from time to time in our other filings with the SEC. Any forward-looking statements made herein speak only as of the date of this press release, and you should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or achievements reflected in the forward-looking statements will be achieved or will occur.  We disclaim any obligation to update or revise any forward-looking statements contained in this press release, other than to the extent required by applicable law.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAIBECKLEY INC.

Date:	June 3, 2026	By:	/s/ Srinivas Rao
		Name:	Srinivas Rao
		Title:	Chief Executive Officer